Exhibit 99

Media	Investors
Janis Smith	Bob Strickland
(415)396-7711	(415)396-0523

Tuesday, April 19, 2005
WELLS FARGO REPORTS RECORD
QUARTERLY EARNINGS PER SHARE AND NET INCOME

First Quarter 2005 Highlights:
•	Record diluted earnings per share of $1.08, up 5 percent from prior year’s $1.03, up 15 percent (annualized) from fourth quarter 2004

•	Record net income of $1.86 billion, up 5 percent from prior year’s $1.77 billion, up 16 percent (annualized) from fourth quarter 2004

•	Return on equity of 19.6 percent

•	Revenue up 13 percent from prior year

•	Strong balance sheet growth
o	Average loans up 12 percent from prior year

o	Average core deposits up 9 percent from prior year
•	Improved asset quality
o	Nonperforming assets down $167 million, or 11 percent, from prior quarter, and down 13 percent from a year ago

o	Net charge-offs up $120 million from prior quarter, including $163 million of credit losses to conform Wells Fargo Financial’s credit write-off policies with Federal Financial Institutions Examination Council (FFIEC) standards

	First Quarter
			%
	2005	2004	Change
Earnings
Diluted earnings per share	$1.08	$1.03	5%
Net Income (in billions)	1.86	1.77	5

Asset Quality
Net charge-offs (in millions)	$585	$404	45
Nonperforming assets as % of total loans	.48%	.61%	(21)

Revenue-Related
Revenue (in billions)	$8.09	$7.15	13
Average loans (in billions)	287.3	256.4	12
Average core deposits (in billions)	231.8	213.1	9

SAN FRANCISCO – Wells Fargo & Company (NYSE:WFC) reported record diluted earnings per common share of $1.08 for first quarter 2005, compared with $1.03 in first quarter 2004, up 5 percent. Net income was a record $1.86 billion, up 5 percent from $1.77 billion in first quarter 2004.

“This was another outstanding, record-breaking quarter with double-digit growth in loans, double-digit growth in revenue, the single most important measure of Wells Fargo’s long-term success, continued strengthening of our already strong balance sheet and solid profit performance throughout all our major business groups,” said Chairman and CEO Dick Kovacevich. “Our 153,000 talented team members continued to increase market share by satisfying the financial needs of our more than 23 million customers and earning more of their business. Our credit quality continued to be excellent and among the very best in our industry, and Wells Fargo Bank, N.A. remained the only U.S. bank with the highest possible credit rating, ‘Aaa.’ Continuing the pace of last year’s store expansion, we opened 15 new banking stores during the quarter. New government data shows we’ve widened our lead as the nation’s #1 lender to small-business owners, and we’re also #1 in lending to small businesses in low-to-moderate income neighborhoods for loans less than $1 million. Business Ethics magazine named Wells Fargo one of the nation’s top 10 corporate citizens among all industries, and we were only the second company, ever, to receive the United Way of America’s highest possible recognition — all four of its Summit awards for corporate community involvement.”

Financial Performance
Diluted earnings per share were a record $1.08, up 5 percent from $1.03 in first quarter 2004 and up 15 percent (annualized) from $1.04 in fourth quarter 2004. “Profit growth continued to be broad based across our businesses, with particular strength in regional banking, mortgage, consumer finance, institutional investment management, and large corporate banking — all of which had either double-digit revenue growth, double-digit profit growth, or both,” said Chief Financial Officer Howard Atkins.

First quarter results included pre-tax charges or losses of $410 million for several actions designed to further strengthen the Company’s balance sheet. First, in a step toward bringing the Company’s mortgage, home equity and consumer finance businesses onto common systems and conforming credit charge-off practices with the more stringent standards of the Federal Financial Institutions Examination Council (FFIEC), Wells Fargo Financial recognized $163 million in credit losses in its portfolios. Second, the Company incurred $117 million in expenses upon shortening the estimated lives of certain depreciable assets. Finally, the Company realized $130 million of losses related to the sale of $18 billion of its lowest-yielding adjustable rate mortgages (ARMs) and auto loans.

Revenue
Revenue of $8.1 billion for first quarter 2005 grew $942 million, or 13 percent, from a year ago. “Reflecting the strength and breadth of our business model, revenue growth was broad based, with particularly strong double-digit growth in regional banking, institutional investments, debit cards, small business lending, insurance, corporate trust, consumer credit, consumer finance, home mortgage and corporate banking,” said Atkins.

Loans
Despite the sale of $35 billion in ARMs and auto loans since first quarter 2004, average loans of $287.3 billion increased $30.8 billion, or 12 percent, from first quarter 2004, and $6.1 billion, or 9 percent (annualized), from fourth quarter 2004. Average commercial and commercial real estate loans increased $10.9 billion, or 12 percent, from first quarter 2004. Total commercial loan growth accelerated to 15 percent (annualized), up $3.7 billion on a linked-quarter basis. Commercial loans grew across virtually all customer segments, including double-digit increases, both linked-quarter (annualized) and year-over-year in small business direct, middle market, large corporate, commercial real estate and asset-based lending.

“The commercial lending market remained competitive, but we continue to build volume by adding new customers and expanding relationships with existing customers,” said Atkins. “As a result, commercial loans have grown at a double-digit rate for two consecutive quarters. Consumer loan growth also remained very strong despite some reduction in growth from last year’s record pace.” Average consumer loans increased 11 percent from first quarter 2004 and 5 percent (annualized) on a linked-quarter basis. Loan sales reduced year-over-year and linked-quarter consumer loan growth by 50 percent each.

Deposits
Average core deposits of $231.8 billion grew $18.7 billion, or 9 percent, from first quarter 2004, and increased $1.6 billion on a linked-quarter basis. Average consumer checking account balances grew 9 percent from first quarter 2004 and 7 percent (annualized) on a linked-quarter basis, reflecting a 5.5 percent net increase in consumer checking accounts from a year ago and higher average balances per account.

Net Interest Income
Net interest income increased 10 percent from a year ago and was essentially flat on a linked-quarter basis. “The double-digit year-over-year increase in net interest income was driven by a 12 percent increase in earning assets,” said Atkins. “The impact on earning assets and net interest income from double-digit customer loan growth was moderated by the sale of $35 billion of our lowest-yielding, shorter duration ARMs and auto loans. During the past twelve months, we had unusually good market opportunities to improve asset yields and margins by selling our lowest-yielding loans. The note rates at which we are now beginning to replace these ARMs through new originations are 80-90 basis points higher than the note rates on the ARMs sold during the past twelve months.” The yield on the Company’s first mortgage portfolio increased to 6.0 percent at quarter end from 5.3 percent a year ago and 5.7 percent in fourth quarter 2004. At March 31, 2005, the Company had $930 million in unrealized gains on securities available for sale.

Noninterest Income
Noninterest income increased $539 million, or 17 percent, from first quarter 2004. “The double-digit increase in fee income was broad based across our businesses, with growth particularly high in trust and investments, credit and debit cards, consumer loans and mortgage banking,” said Atkins. Substantially all of the increase in trust and investment fees was due to the acquisition of assets under management from Strong Financial Corporation (Strong), which closed December 31, 2004. Mortgage banking results reflected higher income from both servicing and mortgage loan originations and sales compared with first quarter 2004. Net mortgage banking servicing fees were $456 million, up $290 million from $166 million in first quarter 2004. Servicing fees included $271 million from a mortgage servicing rights valuation reserve release and $85 million of net derivative gains from hedging mortgage servicing rights, compared with a $400 million provision expense which increased the mortgage servicing rights valuation reserve and $538 million of net derivative gains in first quarter 2004. The valuation allowance had a balance of $1.3 billion at March 31, 2005, and mortgage servicing rights were valued at 1.24 percent of loans serviced for others, up from 1.15 percent at December 31, 2004.

On a linked-quarter basis, noninterest income was down $76 million, with fee income growth in our business segments more than offset by the impact of the balance sheet repositioning actions, which reduced noninterest income by $130 million.

Noninterest Expense
Noninterest expense was up $663 million from first quarter 2004 and down $279 million on a linked-quarter basis. The year-over-year increase was primarily due to a $332 million increase in salary and benefit expense from adding 7,100 full-time equivalent (FTE) employees, largely sales people, across the Company’s businesses. Higher occupancy and equipment costs reflected a $117 million expense incurred during first quarter 2005 to adjust the estimated lives for certain depreciable assets, primarily building improvements. The Strong transaction added about $74 million of noninterest expense, including $8 million of integration costs. On a linked-quarter basis, noninterest expense declined $279 million due primarily to the $217 million charitable contribution expense taken in fourth quarter 2004.

Credit Quality
“We continued to experience historically low loss rates in most of our wholesale business units, and our consumer credit loss rates remained stable and at the lower end of historic ranges,” said Chief Credit Officer Dave Munio. Total first quarter net credit losses were $585 million (.83 percent of average loans outstanding, annualized), including $163 million (.23 percent) related to the timing of credit loss recognition at Wells Fargo Financial upon adoption of FFIEC guidelines, compared with $465 million (.66 percent) in fourth quarter 2004 and $404 million (.63 percent) in first quarter 2004. “Unlike our banks, Wells Fargo Financial is not subject to FFIEC guidelines, but we believe these are sound business practices that will also provide consistent loss recognition across all Wells Fargo business units,” said Munio.

Total nonperforming assets (NPAs) declined $206 million, or 13 percent, from March 31, 2004 and $167 million, or 11 percent, from December 31, 2004. NPAs were $1.41 billion, or .48 percent of total loans, at March 31, 2005, compared with $1.57 billion (.55 percent) at year-end 2004 and $1.61 billion (.61 percent) at March 31, 2004. The $167 million decline in NPAs from December 31, 2004 primarily reflected lower consumer NPAs due to the impact of the higher charge-offs at Wells Fargo Financial to conform its credit write-off practices with FFIEC standards and the continued decline in commercial NPAs due to overall economic improvements.

At March 31, 2005, the allowance for credit losses was $3.95 billion, unchanged from year-end 2004, and represented over two times coverage for estimated annual loan losses. “We consider the allowance at quarter end to be adequate to cover losses inherent in the loan portfolios,” said Munio.

Business Segment Performance
Wells Fargo has three lines of business for management reporting: Community Banking, Wholesale Banking and Wells Fargo Financial. Net income for each of the three business segments was:

	First Quarter
			%
(in millions)	2005	2004	Change
Community Banking	$1,404	$1,183	19%
Wholesale Banking	425	448	(5)
Wells Fargo Financial	27	136	(80)

More financial information about the business segments is on page 23.

Community Banking offers a complete line of diversified financial products and services for consumers and small businesses including investment, insurance and trust services primarily in 23 midwestern and western states, and mortgage and home equity loans in all 50 states.

Selected Financial Information

	First Quarter
			%
(in millions)	2005	2004	Change
Total revenue	$5,818	$5,011	16%
Provision for credit losses	203	214	(5)
Noninterest expense	3,507	2,994	17
Net income	1,404	1,183	19
Average loans (in billions)	192.6	180.3	7
Average assets (in billions)	302.9	277.7	9

•	Record quarterly net income of $1.40 billion, up 19 percent from prior year

•	Average core deposits up 10 percent from prior year

•	Average loans up 7 percent from prior year

“The outstanding results in Community Banking are the direct result of the continued customer focus and hard work of our dedicated team members,” said John Stumpf, Group EVP, Community Banking. “Through their efforts, we’ve been delivering consistent results thanks to their ability to do what’s right for our customers.”

Community Banking reported record net income of $1.40 billion, up 19 percent from first quarter 2004. Net interest income increased $275 million, or 10 percent, compared with first quarter 2004, due primarily to growth in consumer loans and deposits, and mortgages held for sale. Noninterest income increased $532 million, or 25 percent, compared with first quarter 2004, due primarily to increased mortgage banking revenue and higher card fees, loan fees and other income. Noninterest expense was $3.51 billion, up $513 million from first quarter 2004, due to an increase in the number of team members and a $117 million charge taken in first quarter 2005 to shorten the estimated lives of certain depreciable assets. The first quarter provision for credit losses decreased $11 million, or 5 percent, from first quarter 2004. Average loans were $192.6 billion, up 7 percent from a year ago. Core deposits averaged $206.2 billion, up 10 percent over the prior year.

Regional Banking Highlights
•	Record core sales of 3.85 million, up 18 percent from prior year

•	Banker productivity of 5.02 core sales per day

•	1,700 additional platform bankers from prior year

•	Net consumer checking account growth of 5.5 percent from prior year

“We achieved record sales this quarter, thanks to the dedication and hard work of our team, who focus on our vision of satisfying all of our customers’ financial needs and helping them succeed financially,” said Carrie Tolstedt, Group EVP, Regional Banking. “Core sales were 3.85 million, up 18 percent from the same period last year. The number of retail platform bankers increased 16 percent from a year ago, while our daily sales per platform banker remained strong at 5.02. We continued to enjoy strong net growth in consumer checking accounts, a core product for building customer relationships, up 5.5 percent from a year ago. Loan balances for small business grew 17 percent compared with a year ago.”

Internet Highlights
•	6.5 million active online customers, up 24 percent from prior year

•	2.5 million bill pay customers at quarter end, up 39 percent from prior year

•	580,000 active online small business customers, up 21 percent from prior year

•	Online sales versus prior year:
o	Personal lines and loans up 76 percent

o	Student loans up 70 percent

o	Savings accounts sales up 19 percent

Active internet customers increased to 6.5 million, up 24 percent from first quarter 2004, and an industry-leading 53 percent penetration of the Company’s consumer checking accounts. Online bill pay customers increased 39 percent to 2.5 million.

Home Mortgage and Home Equity Highlights

•	Mortgage originations of $65 billion

•	Mortgage applications of $91 billion, up 14 percent from prior quarter

•	Mortgage application pipeline of $59 billion, up 18 percent from prior quarter

•	Owned mortgage servicing portfolio of $840 billion, up 16 percent from March 31, 2004 and up 17 percent (annualized) from prior quarter

•	Home equity loans up 34 percent year-over-year

“Home Mortgage saw a strong pick-up in application activity in the quarter, as applications of $91 billion increased 14 percent over fourth quarter 2004, and the March 31, 2005 pipeline of $59 billion was up 18 percent from year-end,” said Mark Oman, Group EVP, Home and Consumer Finance. “The rise in interest rates during the quarter and the growth in the servicing portfolio resulted in an increase in the mortgage servicing rights asset to $9.0 billion, or 1.24 percent of loans serviced for others, up from $7.9 billion, or 1.15 percent, at year-end. Reflecting the increase in fair value of the servicing asset, a $271 million reversal of the valuation allowance was realized in the quarter.”

Home equity loans were $53.9 billion at quarter end, up 34 percent from first quarter 2004. The credit quality of this portfolio remained very strong, with nonaccrual loans of $101 million, or .2 percent of the portfolio.

Wholesale Banking serves customers coast to coast, including middle market banking, corporate banking, commercial real estate, treasury management, asset-based lending, insurance brokerage, foreign exchange, trade services, specialized lending, equipment finance, capital markets activities, and institutional investments.

Selected Financial Information

	First Quarter
			%
(in millions)	2005	2004	Change
Total revenue	$1,410	$1,390	1%
Provision for credit losses	4	23	(83)
Noninterest expense	745	669	11
Net income	425	448	(5)
Average loans (in billions)	59.5	50.3	18
Average assets (in billions)	85.1	75.7	12

•	Average loans up 18 percent

•	Improved asset quality: nonperforming assets down $144 million from prior year

•	Strong Funds become Wells Fargo Advantage FundsSM

•	Geographic territory expands with new offices on East and West Coasts

Wholesale Banking reported net income of $425 million, down 5 percent from a year ago and up 5 percent on a linked-quarter basis. Revenue was $1,410 million, up 4 percent from $1,356 million in fourth quarter 2004 and up 1 percent from $1,390 million in first quarter 2004. First quarter 2004 included strong revenue in both asset-based lending and capital markets-related businesses. Average loans grew 18 percent to $59.5 billion from $50.3 billion in first quarter 2004 and average core deposits were up 4 percent to $25.6 billion from $24.7 billion in first quarter 2004. The provision for credit losses decreased 83 percent to $4 million from $23 million in first quarter 2004 and decreased 64 percent from $11 million in fourth quarter 2004. Expenses were $745 million, up 4 percent from $718 million in fourth quarter 2004 and up 11 percent from $669 million in first quarter 2004. This was the first full quarter to reflect the Strong acquisition.

“We experienced another quarter of strong loan growth, up 18 percent over the prior year and 22 percent (annualized) over the last quarter of 2004,” said Dave Hoyt, Group EVP, Wholesale Banking. “Credit quality also remained very strong, with net losses of $4 million and a decrease in nonperforming assets of $144 million from a year ago. On April 11, we completed the merger of Wells Fargo Funds ® and certain Strong Funds creating a single fund family, the Wells Fargo Advantage Funds. Our new fund family will offer 120 mutual funds, with load and no-load options, including stock, fixed income, money market, municipal income and asset allocation funds, representing more than $100 billion in assets under management, as of March 31, 2005.

We continued our focus on growing our customer base. We continue to look for opportunities to expand our business model into new geographies, as well as expanding share in those markets where we have an existing presence. We’ve recently opened middle market offices in Boston, Atlanta, Grand Rapids and Nashville.”

Wells Fargo Financial offers consumer installment and home equity lending, automobile financing, consumer and private-label credit cards and commercial services to consumers and businesses throughout the United States and in Canada, Latin America, the Caribbean, Guam and Saipan.

Selected Financial Information

	First Quarter
			%
(in millions)	2005	2004	Change
Total revenue	$861	$746	15%
Provision for credit losses	378	167	126
Noninterest expense	440	366	20
Net income	27	136	(80)
Average loans (in billions)	35.2	25.8	36
Average assets (in billions)	37.2	27.4	36

•	Average loans up 36 percent from first quarter 2004
o	Real estate-secured receivables up 57 percent to $14.6 billion

o	Auto finance receivables up 42 percent to $10.4 billion

Wells Fargo Financial reported net income of $27 million compared with $136 million in first quarter 2004. Results included $163 million in credit losses to conform Wells Fargo Financial’s charge-off timing estimates with FFIEC guidelines. Total revenue was $861 million, up 15 percent from $746 million in first quarter 2004. Average loans grew to $35.2 billion from $25.8 billion a year ago, an increase of 36 percent. Noninterest expense increased 20 percent to $440 million from $366 million in first quarter 2004.

“The FFIEC adjustment had a significant impact on our first-quarter bottom-line results, but from an operating standpoint our team had a very strong quarter,” said Tom Shippee, president and chief executive officer of Wells Fargo Financial. “Real estate-secured lending and auto lending both exceeded projections. Our products and services continue to help our customers manage their finances, as we continue to enhance our value proposition to customers. Delinquency rates remained low.”

Recorded Message
A recorded message reviewing Wells Fargo’s results will be available at 5:30 a.m. Pacific Time through April 22, 2005. Dial 800-642-1687 (domestic) or 706-645-9291 (international). Access code 5171857. The call is also available on the internet at www.wellsfargo.com/ir and www.vcall.com.

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This news release contains forward-looking statements about the Company. Forward-looking statements consist of descriptions of plans or objectives for future operations, products or services, forecasts of revenues, earnings or other measures of economic performance, and assumptions underlying or relating to any of the foregoing. Because forward-looking statements discuss future events or conditions and not historical facts, they often include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “project,” “target,” “can,” “could,” “may,” “should,” “will,” “would” or similar expressions. Examples of forward-

looking statements in this release include statements about the anticipated benefits of strategic actions taken in the quarter and various statements about future credit losses and credit quality.

Do not unduly rely on forward-looking statements. They give the Company’s expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made, and the Company does not undertake any obligation to update them to reflect changes that occur after that date.

There are a number of factors—many beyond the Company’s control—that could cause results to differ significantly from the Company’s expectations. Factors such as credit, market, operational, liquidity, interest rate and other risks are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, including information incorporated into the Form 10-K from the Company’s 2004 Annual Report to Stockholders, filed as Exhibit 13 to the Form 10-K. See, for example, “Financial Review—Risk Management” included in the 2004 Annual Report to Stockholders and incorporated by reference into the Form 10-K.

Other factors described in the Form 10-K include • business and economic conditions • fiscal and monetary policies • legislation and regulation including the Patriot Act and the Sarbanes-Oxley Act • customers choosing not to use banks for transactions or choosing to take money out of the bank and investing it in the stock market or elsewhere • competition generally and in light of the Gramm-Leach-Bliley Act • potential dividend restrictions • market acceptance and regulatory approval of new products and services • non-banking activities • reliance on other companies for infrastructure components • integration of acquired companies • attracting and retaining key personnel • stock price volatility. See, for example, “Factors That May Affect Future Results” in the 2004 Annual Report to Stockholders and incorporated by reference into the Form 10-K.

Any factor described in this news release, in the Form 10-K, or in any information incorporated by reference therein, could, by itself or together with one or more other factors, adversely affect the Company’s business, earnings and/or financial condition.

Wells Fargo & Company is a diversified financial services company with $436 billion in assets, providing banking, insurance, investments, mortgage and consumer finance to more than 23 million customers from more than 6,000 stores and the internet (wellsfargo.com) across North America and elsewhere internationally. Wells Fargo Bank, N.A. is the only bank in the United States to receive the highest possible credit rating, “Aaa,” from Moody’s Investors Service.

# # #

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

				% Change
	Quarter ended			Mar. 31, 2005 from
	Mar. 31 ,	Dec. 31 ,	Mar. 31 ,	Dec. 31 ,	Mar. 31 ,
(in millions, except per share amounts)	2005	2004	2004	2004	2004

For the Quarter
Net income	$1,856	$1,785	$1,767	4%	5%
Diluted earnings per common share	1.08	1.04	1.03	4	5

Profitability ratios (annualized)
Net income to average total assets (ROA)	1.75%	1.67%	1.84%	5	(5)
Net income applicable to common stock to average common stockholders’ equity (ROE)	19.60	19.07	20.31	3	(3)

Efficiency ratio (1)	58.0	60.9	56.4	(5)	3

Total revenue	$8,089	$8,168	$7,147	(1)	13

Dividends declared per common share	.48	.48	.45	—	7

Average common shares outstanding	1,695.4	1,692.7	1,699.3	—	—
Diluted average common shares outstanding	1,715.7	1,715.0	1,721.2	—	—

Average loans	$287,282	$281,167	$256,448	2	12
Average assets	430,990	425,259	386,614	1	11
Average core deposits (2)	231,847	230,249	213,146	1	9
Average retail core deposits (3)	192,621	189,788	176,194	1	9

Net interest margin	4.87%	4.88%	4.94%	—	(1)

At Quarter End
Securities available for sale	$31,685	$33,717	$32,857	(6)	(4)
Loans	290,588	287,586	264,216	1	10
Allowance for loan losses	3,783	3,762	3,891	1	(3)
Goodwill	10,645	10,681	10,403	—	2
Assets	435,643	427,849	397,354	2	10
Core deposits	234,984	229,703	220,105	2	7
Stockholders’ equity	38,477	37,866	35,442	2	9

Capital ratios
Stockholders’ equity to assets	8.83%	8.85%	8.92%	—	(1)
Risk-based capital (4)
Tier 1 capital	8.40	8.41	8.48	—	(1)
Total capital	12.37	12.07	12.18	2	2
Tier 1 leverage (4)	7.17	7.08	7.13	1	1

Book value per common share	$22.76	$22.36	$20.90	2	9

Team members (active, full-time equivalent)	147,000	145,500	139,900	1	5

Common Stock Price
High	$62.75	$64.04	$58.98	(2)	6
Low	58.15	57.55	55.97	1	4
Period end	59.80	62.15	56.67	(4)	6

(1)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2)	Core deposits consist of noninterest-bearing deposits, interest-bearing checking, savings certificates and market rate and other savings.
(3)	Retail core deposits consist of total core deposits excluding Wholesale Banking core deposits and mortgage escrow deposits.
(4)	The March 31, 2005 ratios are preliminary.

Wells Fargo & Company and Subsidiaries
FIVE QUARTER SUMMARY FINANCIAL DATA

	Quarter ended
	Mar. 31 ,	Dec. 31 ,	Sept. 30 ,	June 30 ,	Mar. 31 ,
(in millions, except per share amounts)	2005	2004	2004	2004	2004

For the Quarter
Net income	$1,856	$1,785	$1,748	$1,714	$1,767
Diluted earnings per common share	1.08	1.04	1.02	1.00	1.03

Profitability ratios (annualized)
Net income to average total assets (ROA)	1.75%	1.67%	1.66%	1.68%	1.84%
Net income applicable to common stock to average common stockholders’ equity (ROE)	19.60	19.07	19.34	19.57	20.31

Efficiency ratio (1)	58.0	60.9	57.7	58.6	56.4

Total revenue	$8,089	$8,168	$7,318	$7,426	$7,147

Dividends declared per common share	.48	.48	.48	.45	.45

Average common shares outstanding	1,695.4	1,692.7	1,688.9	1,688.1	1,699.3
Diluted average common shares outstanding	1,715.7	1,715.0	1,708.7	1,708.3	1,721.2

Average loans	$287,282	$281,167	$274,255	$266,231	$256,448
Average assets	430,990	425,259	419,636	410,544	386,614
Average core deposits (2)	231,847	230,249	225,027	224,920	213,146
Average retail core deposits (3)	192,621	189,788	186,175	182,613	176,194

Net interest margin	4.87%	4.88%	4.89%	4.83%	4.94%

At Quarter End
Securities available for sale	$31,685	$33,717	$35,121	$36,771	$32,857
Loans	290,588	287,586	279,310	269,731	264,216
Allowance for loan losses	3,783	3,762	3,782	3,940	3,891
Goodwill	10,645	10,681	10,431	10,430	10,403
Assets	435,643	427,849	421,549	420,305	397,354
Core deposits	234,984	229,703	224,946	222,166	220,105
Stockholders’ equity	38,477	37,866	36,680	35,478	35,442

Capital ratios
Stockholders’ equity to assets	8.83%	8.85%	8.70%	8.44%	8.92%
Risk-based capital (4)
Tier 1 capital	8.40	8.41	8.40	8.24	8.48
Total capital	12.37	12.07	12.15	11.86	12.18
Tier 1 leverage (4)	7.17	7.08	6.97	6.84	7.13

Book value per common share	$22.76	$22.36	$21.71	$21.03	$20.90

Team members (active, full-time equivalent)	147,000	145,500	143,700	142,600	139,900

Common Stock Price
High	$62.75	$64.04	$59.86	$59.72	$58.98
Low	58.15	57.55	56.12	54.32	55.97
Period end	59.80	62.15	59.63	57.23	56.67

(1)	The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).
(2)	Core deposits consist of noninterest-bearing deposits, interest-bearing checking, savings certificates and market rate and other savings.
(3)	Retail core deposits consist of total core deposits excluding Wholesale Banking core deposits and mortgage escrow deposits.
(4)	The March 31, 2005 ratios are preliminary.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended March 31		,	%
(in millions, except per share amounts)	2005	2004		Change

INTEREST INCOME
Trading assets	$44	$34		29%
Securities available for sale	456	445		2
Mortgages held for sale	430	334		29
Loans held for sale	112	63		78
Loans	4,780	3,957		21
Other interest income	51	25		104

Total interest income	5,873	4,858		21

INTEREST EXPENSE
Deposits	692	370		87
Short-term borrowings	149	63		137
Long-term debt	579	375		54

Total interest expense	1,420	808		76

NET INTEREST INCOME	4,453	4,050		10
Provision for credit losses	585	404		45

Net interest income after provision for credit losses	3,868	3,646		6

NONINTEREST INCOME
Service charges on deposit accounts	578	594		(3)
Trust and investment fees	602	535		13
Card fees	326	282		16
Other fees	453	411		10
Mortgage banking	814	315		158
Operating leases	208	209		—
Insurance	337	317		6
Net gains (losses) on debt securities available for sale	(4)	33		—
Net gains from equity investments	71	95		(25)
Other	251	306		(18)

Total noninterest income	3,636	3,097		17

NONINTEREST EXPENSE
Salaries	1,480	1,277		16
Incentive compensation	465	391		19
Employee benefits	547	492		11
Equipment	370	301		23
Net occupancy	404	294		37
Operating leases	158	155		2
Other	1,268	1,119		13

Total noninterest expense	4,692	4,029		16

INCOME BEFORE INCOME TAX EXPENSE	2,812	2,714		4
Income tax expense	956	947		1

NET INCOME	$1,856	$1,767		5

EARNINGS PER COMMON SHARE	$1.09	$1.04		5

DILUTED EARNINGS PER COMMON SHARE	$1.08	$1.03		5

DIVIDENDS DECLARED PER COMMON SHARE	$.48	$.45		7

Average common shares outstanding	1,695.4	1,699.3		—
Diluted average common shares outstanding	1,715.7	1,721.2		—

Wells Fargo & Company and Subsidiaries
FIVE QUARTER CONSOLIDATED STATEMENT OF INCOME

	Quarter ended
	Mar. 31	,	Dec. 31	,	Sept. 30	,	June 30	,	Mar. 31	,
(in millions, except per share amounts)	2005		2004		2004		2004		2004

INTEREST INCOME
Trading assets	$44		$34		$38		$39		$34
Securities available for sale	456		485		496		457		445
Mortgages held for sale	430		443		490		470		334
Loans held for sale	112		87		76		66		63
Loans	4,780		4,542		4,271		4,011		3,957
Other interest income	51		44		34		26		25

Total interest income	5,873		5,635		5,405		5,069		4,858

INTEREST EXPENSE
Deposits	692		576		487		394		370
Short-term borrowings	149		126		105		59		63
Long-term debt	579		477		395		390		375

Total interest expense	1,420		1,179		987		843		808

NET INTEREST INCOME	4,453		4,456		4,418		4,226		4,050
Provision for credit losses	585		465		408		440		404

Net interest income after provision for credit losses	3,868		3,991		4,010		3,786		3,646

NONINTEREST INCOME
Service charges on deposit accounts	578		594		618		611		594
Trust and investment fees	602		543		508		530		535
Card fees	326		321		319		308		282
Other fees	453		479		452		437		411
Mortgage banking	814		790		262		493		315
Operating leases	208		211		207		209		209
Insurance	337		265		264		347		317
Net gains (losses) on debt securities available for sale	(4)		3		10		(61)		33
Net gains from equity investments	71		170		48		81		95
Other	251		336		212		245		306

Total noninterest income	3,636		3,712		2,900		3,200		3,097

NONINTEREST EXPENSE
Salaries	1,480		1,438		1,383		1,295		1,277
Incentive compensation	465		526		449		441		391
Employee benefits	547		451		390		391		492
Equipment	370		410		254		271		301
Net occupancy	404		301		309		304		294
Operating leases	158		164		158		156		155
Other	1,268		1,681		1,277		1,495		1,119

Total noninterest expense	4,692		4,971		4,220		4,353		4,029

INCOME BEFORE INCOME TAX EXPENSE	2,812		2,732		2,690		2,633		2,714
Income tax expense	956		947		942		919		947

NET INCOME	$1,856		$1,785		$1,748		$1,714		$1,767

EARNINGS PER COMMON SHARE	$1.09		$1.06		$1.03		$1.02		$1.04

DILUTED EARNINGS PER COMMON SHARE	$1.08		$1.04		$1.02		$1.00		$1.03

DIVIDENDS DECLARED PER COMMON SHARE	$.48		$.48		$.48		$.45		$.45

Average common shares outstanding	1,695.4		1,692.7		1,688.9		1,688.1		1,699.3
Diluted average common shares outstanding	1,715.7		1,715.0		1,708.7		1,708.3		1,721.2

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

				% Change
				Mar. 31, 2005 from
	Mar. 31 ,	Dec. 31 ,	Mar. 31 ,	Dec. 31 ,	Mar. 31 ,
(in millions, except shares)	2005	2004	2004	2004	2004

ASSETS
Cash and due from banks	$13,467	$12,903	$13,972	4%	(4)%
Federal funds sold, securities purchased under resale agreements and other short-term investments	4,784	5,020	3,206	(5)	49
Trading assets	8,487	9,000	10,538	(6)	(19)
Securities available for sale	31,685	33,717	32,857	(6)	(4)
Mortgages held for sale	38,724	29,723	26,361	30	47
Loans held for sale	1,769	8,739	8,037	(80)	(78)

Loans	290,588	287,586	264,216	1	10
Allowance for loan losses	(3,783)	(3,762)	(3,891)	1	(3)

Net loans	286,805	283,824	260,325	1	10

Mortgage servicing rights, net	8,972	7,901	6,097	14	47
Premises and equipment, net	3,898	3,850	3,545	1	10
Goodwill	10,645	10,681	10,403	—	2
Other assets	26,407	22,491	22,013	17	20

Total assets	$435,643	$427,849	$397,354	2	10

LIABILITIES
Noninterest-bearing deposits	$82,872	$81,082	$78,253	2	6
Interest-bearing deposits	190,291	193,776	170,116	(2)	12

Total deposits	273,163	274,858	248,369	(1)	10
Short-term borrowings	24,451	21,962	20,397	11	20
Accrued expenses and other liabilities	22,649	19,583	19,756	16	15
Long-term debt	76,903	73,580	73,390	5	5

Total liabilities	397,166	389,983	361,912	2	10

STOCKHOLDERS’ EQUITY
Preferred stock	535	270	452	98	18
Common stock – $1-2/3 par value, authorized 6,000,000,000 shares; issued 1,736,381,025 shares	2,894	2,894	2,894	—	—
Additional paid-in capital	9,843	9,806	9,711	—	1
Retained earnings	27,512	26,482	23,796	4	16
Cumulative other comprehensive income	693	950	1,057	(27)	(34)
Treasury stock – 44,059,109 shares, 41,789,388 shares and 39,199,710 shares	(2,428)	(2,247)	(1,984)	8	22
Unearned ESOP shares	(572)	(289)	(484)	98	18

Total stockholders’ equity	38,477	37,866	35,442	2	9

Total liabilities and stockholders’ equity	$435,643	$427,849	$397,354	2	10

Wells Fargo & Company and Subsidiaries
FIVE QUARTER CONSOLIDATED BALANCE SHEET

	Mar. 31 ,	Dec. 31 ,	Sept. 30 ,	June 30 ,	Mar. 31 ,
(in millions)	2005	2004	2004	2004	2004

ASSETS
Cash and due from banks	$13,467	$12,903	$13,249	$13,449	$13,972
Federal funds sold, securities purchased under resale agreements and other short-term investments	4,784	5,020	5,029	4,222	3,206
Trading assets	8,487	9,000	8,107	7,238	10,538
Securities available for sale	31,685	33,717	35,121	36,771	32,857
Mortgages held for sale	38,724	29,723	30,783	39,424	26,361
Loans held for sale	1,769	8,739	8,434	8,156	8,037

Loans	290,588	287,586	279,310	269,731	264,216
Allowance for loan losses	(3,783)	(3,762)	(3,782)	(3,940)	(3,891)

Net loans	286,805	283,824	275,528	265,791	260,325

Mortgage servicing rights, net	8,972	7,901	7,768	8,512	6,097
Premises and equipment, net	3,898	3,850	3,722	3,627	3,545
Goodwill	10,645	10,681	10,431	10,430	10,403
Other assets	26,407	22,491	23,377	22,685	22,013

Total assets	$435,643	$427,849	$421,549	$420,305	$397,354

LIABILITIES
Noninterest-bearing deposits	$82,872	$81,082	$79,090	$78,926	$78,253
Interest-bearing deposits	190,291	193,776	189,697	189,199	170,116

Total deposits	273,163	274,858	268,787	268,125	248,369
Short-term borrowings	24,451	21,962	24,278	29,831	20,397
Accrued expenses and other liabilities	22,649	19,583	20,484	21,266	19,756
Long-term debt	76,903	73,580	71,320	65,605	73,390

Total liabilities	397,166	389,983	384,869	384,827	361,912

STOCKHOLDERS’ EQUITY
Preferred stock	535	270	325	387	452
Common stock	2,894	2,894	2,894	2,894	2,894
Additional paid-in capital	9,843	9,806	9,767	9,744	9,711
Retained earnings	27,512	26,482	25,564	24,669	23,796
Cumulative other comprehensive income	693	950	914	735	1,057
Treasury stock	(2,428)	(2,247)	(2,436)	(2,537)	(1,984)
Unearned ESOP shares	(572)	(289)	(348)	(414)	(484)

Total stockholders’ equity	38,477	37,866	36,680	35,478	35,442

Total liabilities and stockholders’ equity	$435,643	$427,849	$421,549	$420,305	$397,354

Wells Fargo & Company and Subsidiaries
FIVE QUARTER AVERAGE BALANCES

	Quarter ended
	Mar. 31	,	Dec. 31	,	Sept. 30	,	June 30	,	Mar. 31	,
(in millions)	2005		2004		2004		2004		2004

EARNING ASSETS
Federal funds sold, securities purchased under resale agreements and other short-term investments	$5,334		$4,967		$4,864		$3,662		$3,509
Trading assets	5,525		5,040		4,869		5,296		5,946
Debt securities available for sale:
Securities of U.S. Treasury and federal agencies	930		1,101		1,132		1,190		1,224
Securities of U.S. states and political subdivisions	3,572		3,624		3,586		3,456		3,338
Mortgage-backed securities:
Federal agencies	20,079		21,916		22,965		20,076		20,635
Private collateralized mortgage obligations	3,993		3,787		3,836		4,077		2,713

Total mortgage-backed securities	24,072		25,703		26,801		24,153		23,348
Other debt securities (1)	3,388		3,246		3,443		3,346		3,543

Total debt securities available for sale (1)	31,962		33,674		34,962		32,145		31,453
Mortgages held for sale	31,636		32,373		34,844		36,782		25,023
Loans held for sale	9,062		8,536		8,276		8,074		7,911
Loans:
Commercial and commercial real estate:
Commercial	55,178		51,896		49,517		48,711		47,305
Other real estate mortgage	29,869		29,412		29,025		28,586		27,801
Real estate construction	9,178		9,246		8,949		8,428		8,264
Lease financing	5,126		5,109		5,084		5,027		5,053

Total commercial and commercial real estate	99,351		95,663		92,575		90,752		88,423
Consumer:
Real estate 1-4 family first mortgage	84,589		86,389		88,689		89,351		86,375
Real estate 1-4 family junior lien mortgage	53,059		50,909		46,367		41,964		38,328
Credit card	10,157		9,706		8,948		8,508		8,338
Other revolving credit and installment	35,887		34,475		34,168		32,975		32,477

Total consumer	183,692		181,479		178,172		172,798		165,518
Foreign	4,239		4,025		3,508		2,681		2,507

Total loans (2)	287,282		281,167		274,255		266,231		256,448
Other	1,726		1,698		1,683		1,702		1,754

Total earning assets	$372,527		$367,455		$363,753		$353,892		$332,044

FUNDING SOURCES
Deposits:
Interest-bearing checking	$3,365		$3,244		$3,017		$3,011		$2,962
Market rate and other savings	127,346		125,350		124,090		121,647		117,373
Savings certificates	19,487		18,697		18,490		18,724		19,495
Other time deposits	28,814		30,460		36,089		29,654		22,719
Deposits in foreign offices	10,095		10,026		8,856		9,306		7,171

Total interest-bearing deposits	189,107		187,777		190,542		182,342		169,720
Short-term borrowings	25,434		26,315		29,840		22,689		25,630
Long-term debt	75,680		70,646		65,443		71,085		64,416

Total interest-bearing liabilities	290,221		284,738		285,825		276,116		259,766
Portion of noninterest-bearing funding sources	82,306		82,717		77,928		77,776		72,278

Total funding sources	$372,527		$367,455		$363,753		$353,892		$332,044

NONINTEREST-EARNING ASSETS
Cash and due from banks	$13,090		$13,366		$12,704		$12,997		$13,152
Goodwill	10,657		10,436		10,431		10,413		10,394
Other	34,716		34,002		32,748		33,242		31,024

Total noninterest-earning assets	$58,463		$57,804		$55,883		$56,652		$54,570

NONINTEREST-BEARING FUNDING SOURCES
Deposits	$81,649		$82,958		$79,430		$81,538		$73,316
Other liabilities	20,739		20,336		18,435		17,700		18,572
Stockholders’ equity	38,381		37,227		35,946		35,190		34,960
Noninterest-bearing funding sources used to fund earning assets	(82,306)		(82,717)		(77,928)		(77,776)		(72,278)

Net noninterest-bearing funding sources	$58,463		$57,804		$55,883		$56,652		$54,570

TOTAL ASSETS	$430,990		$425,259		$419,636		$410,544		$386,614

(1)	Includes certain preferred securities.
(2)	Nonaccrual loans are included in their respective loan categories.

Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

	Quarter ended Mar. 31	,
(in millions)	2005	2004

Balance, beginning of period	$37,866	$34,469
Net income	1,856	1,767
Other comprehensive income (loss), net of tax:
Change in foreign currency translation adjustments	(1)	(2)
Change in valuation allowance related to:
Investment securities and other retained interests	(292)	106
Derivative instruments and hedging activities	36	15
Common stock issued	353	404
Common stock repurchased	(623)	(633)
Preferred stock released to ESOP	97	83
Common stock dividends	(815)	(765)
Other, net	—	(2)

Balance, end of period	$38,477	$35,442

Wells Fargo & Company and Subsidiaries
FIVE QUARTER LOANS

	Mar. 31	,	Dec. 31	,	Sept. 30	,	June 30	,	Mar. 31	,
(in millions)	2005		2004		2004		2004		2004

Commercial and commercial real estate:
Commercial	$56,245		$54,517		$50,750		$49,962		$48,034
Other real estate mortgage	29,941		29,804		29,406		28,975		28,323
Real estate construction	9,392		9,025		9,211		8,646		8,259
Lease financing	5,121		5,169		5,075		5,045		5,018

Total commercial and commercial real estate	100,699		98,515		94,442		92,628		89,634
Consumer:
Real estate 1-4 family first mortgage	77,281		87,686		87,587		87,776		90,563
Real estate 1-4 family junior lien mortgage	53,867		52,190		49,557		44,289		40,281
Credit card	10,128		10,260		9,439		8,692		8,357
Other revolving credit and installment	44,250		34,725		34,435		33,458		32,755

Total consumer	185,526		184,861		181,018		174,215		171,956
Foreign	4,363		4,210		3,850		2,888		2,626

Total loans (net of unearned income)	$290,588		$287,586		$279,310		$269,731		$264,216

FIVE QUARTER NONACCRUAL LOANS AND OTHER ASSETS

	Mar. 31 ,	Dec. 31 ,	Sept. 30 ,	June 30 ,	Mar. 31 ,
(in millions)	2005	2004	2004	2004	2004

Nonaccrual loans:
Commercial and commercial real estate:
Commercial	$357	$345	$382	$422	$514
Other real estate mortgage	191	229	258	324	263
Real estate construction	51	57	59	72	71
Lease financing	59	68	54	55	74

Total commercial and commercial real estate	658	699	753	873	922
Consumer:
Real estate 1-4 family first mortgage	327	386	360	317	281
Real estate 1-4 family junior lien mortgage	101	92	93	86	96
Other revolving credit and installment	87	160	155	97	85

Total consumer	515	638	608	500	462
Foreign	23	21	16	6	3

Total nonaccrual loans	1,196	1,358	1,377	1,379	1,387
As a percentage of total loans	.41%	.47%	.49%	.51%	.52%

Foreclosed assets	207	212	190	235	222
Real estate investments	2	2	2	2	2

Total nonaccrual loans and other assets	$1,405	$1,572	$1,569	$1,616	$1,611

As a percentage of total loans	.48%	.55%	.56%	.60%	.61%

Wells Fargo & Company and Subsidiaries
FIVE QUARTER CHANGES IN THE ALLOWANCE FOR CREDIT LOSSES

	Quarter ended
	Mar. 31 ,	Dec. 31 ,	Sept. 30 ,	June 30 ,	Mar. 31 ,
(in millions)	2005	2004	2004	2004	2004

Balance, beginning of quarter	$3,950	$3,945	$3,940	$3,891	$3,891

Provision for credit losses	585	465	408	440	404

Loan charge-offs:
Commercial and commercial real estate:
Commercial	(84)	(103)	(98)	(112)	(111)
Other real estate mortgage	(3)	(7)	(4)	(7)	(7)
Real estate construction	(5)	(1)	(1)	—	(3)
Lease financing	(10)	(14)	(24)	(12)	(12)

Total commercial and commercial real estate	(102)	(125)	(127)	(131)	(133)
Consumer:
Real estate 1-4 family first mortgage	(36)	(15)	(14)	(11)	(13)
Real estate 1-4 family junior lien mortgage	(33)	(31)	(20)	(27)	(29)
Credit card	(127)	(126)	(109)	(119)	(109)
Other revolving credit and installment	(350)	(250)	(233)	(212)	(224)

Total consumer	(546)	(422)	(376)	(369)	(375)
Foreign	(81)	(48)	(37)	(30)	(28)

Total loan charge-offs	(729)	(595)	(540)	(530)	(536)

Loan recoveries:
Commercial and commercial real estate:
Commercial	30	33	31	44	42
Other real estate mortgage	8	3	8	4	2
Real estate construction	—	1	3	1	1
Lease financing	5	7	7	6	6

Total commercial and commercial real estate	43	44	49	55	51
Consumer:
Real estate 1-4 family first mortgage	3	2	1	2	1
Real estate 1-4 family junior lien mortgage	6	7	6	7	4
Credit card	21	17	15	15	15
Other revolving credit and installment	63	53	56	55	56

Total consumer	93	79	78	79	76
Foreign	8	7	6	6	5

Total loan recoveries	144	130	133	140	132

Net loan charge-offs	(585)	(465)	(407)	(390)	(404)

Other	—	5	4	(1)	—

Balance, end of quarter	$3,950	$3,950	$3,945	$3,940	$3,891

Components:
Allowance for loan losses	$3,783	$3,762	$3,782	$3,940	$3,891
Reserve for unfunded credit commitments (1)	167	188	163	—	—

Allowance for credit losses	$3,950	$3,950	$3,945	$3,940	$3,891

Net loan charge-offs (annualized) as a percentage of average total loans	.83%	.66%	.59%	.59%	.63%

Allowance for loan losses:
As a percentage of total loans	1.30%	1.31%	1.35%	1.46%	1.47%
As a percentage of nonaccrual loans	316	277	275	286	281
As a percentage of nonaccrual loans and other assets	269	239	241	244	242

Allowance for credit losses:
As a percentage of total loans	1.36%	1.37%	1.41%	1.46%	1.47%
As a percentage of nonaccrual loans	330	291	286	286	281
As a percentage of nonaccrual loans and other assets	281	251	251	244	242

(1)	Effective September 30, 2004, we transferred the portion of the allowance for loan losses related to commercial lending commitments and letters of credit to other liabilities.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME

	Quarter ended Mar. 31		,	%
(in millions)	2005	2004		Change

Service charges on deposit accounts	$578	$594		(3)%

Trust and investment fees:
Trust, investment and IRA fees	445	375		19
Commissions and all other fees	157	160		(2)

Total trust and investment fees	602	535		13

Card fees	326	282		16

Other fees:
Cash network fees	43	43		—
Charges and fees on loans	245	211		16
All other	165	157		5

Total other fees	453	411		10

Mortgage banking:
Servicing fees, net of amortization and provision for impairment	456	166		175
Net gains on mortgage loan origination/sales activities	293	98		199
All other	65	51		27

Total mortgage banking	814	315		158

Operating leases	208	209		—
Insurance	337	317		6
Trading assets	143	143		—
Net gains (losses) on debt securities available for sale	(4)	33		—
Net gains from equity investments	71	95		(25)
Net gains (losses) on sales of loans	(39)	4		—
Net gains on dispositions of operations	1	1		—
All other	146	158		(8)

Total	$3,636	$3,097		17

NONINTEREST EXPENSE

	Quarter ended Mar. 31		,	%
(in millions)	2005	2004		Change

Salaries	$1,480	$1,277		16%
Incentive compensation	465	391		19
Employee benefits	547	492		11
Equipment	370	301		23
Net occupancy	404	294		37
Operating leases	158	155		2
Outside professional services	163	119		37
Contract services	139	143		(3)
Advertising and promotion	89	84		6
Travel and entertainment	110	97		13
Outside data processing	106	99		7
Telecommunications	72	81		(11)
Postage	72	75		(4)
Charitable donations	22	7		214
Insurance	79	71		11
Stationery and supplies	45	60		(25)
Operating losses	78	17		359
Net gains from debt extinguishment	(1)	—		—
Security	41	40		3
Core deposit intangibles	32	34		(6)
All other	221	192		15

Total	$4,692	$4,029		16

Wells Fargo & Company and Subsidiaries
FIVE QUARTER NONINTEREST INCOME

	Quarter ended
	Mar. 31 ,	Dec. 31	,	Sept. 30	,	June 30 ,	Mar. 31	,
(in millions)	2005	2004		2004		2004	2004

Service charges on deposit accounts	$578	$594		$618		$611	$594

Trust and investment fees:
Trust, investment and IRA fees	445	385		366		383	375
Commissions and all other fees	157	158		142		147	160

Total trust and investment fees	602	543		508		530	535

Card fees	326	321		319		308	282

Other fees:
Cash network fees	43	44		47		46	43
Charges and fees on loans	245	252		234		224	211
All other	165	183		171		167	157

Total other fees	453	479		452		437	411

Mortgage banking:
Servicing fees, net of amortization and provision for impairment	456	434		(24)		461	166
Net gains (losses) on mortgage loan origination/sales activities	293	281		212		(52)	98
All other	65	75		74		84	51

Total mortgage banking	814	790		262		493	315

Operating leases	208	211		207		209	209
Insurance	337	265		264		347	317
Trading assets	143	185		94		101	143
Net gains (losses) on debt securities available for sale	(4)	3		10		(61)	33
Net gains from equity investments	71	170		48		81	95
Net gains (losses) on sales of loans	(39)	4		3		—	4
Net gains (losses) on dispositions of operations	1	(17)		—		1	1
All other	146	164		115		143	158

Total	$3,636	$3,712		$2,900		$3,200	$3,097

FIVE QUARTER NONINTEREST EXPENSE

	Quarter ended
	Mar. 31	,	Dec. 31	,	Sept. 30	,	June 30	,	Mar. 31	,
(in millions)	2005		2004		2004		2004		2004

Salaries	$1,480		$1,438		$1,383		$1,295		$1,277
Incentive compensation	465		526		449		441		391
Employee benefits	547		451		390		391		492
Equipment	370		410		254		271		301
Net occupancy	404		301		309		304		294
Operating leases	158		164		158		156		155
Outside professional services	163		229		165		156		119
Contract services	139		172		154		157		143
Advertising and promotion	89		144		113		118		84
Travel and entertainment	110		130		110		105		97
Outside data processing	106		104		109		106		99
Telecommunications	72		80		73		62		81
Postage	72		68		63		63		75
Charitable donations	22		224		7		10		7
Insurance	79		33		47		96		71
Stationery and supplies	45		63		57		60		60
Operating losses	78		48		45		82		17
Net losses (gains) from debt extinguishment	(1)		(2)		—		176		—
Security	41		41		40		40		40
Core deposit intangibles	32		33		33		34		34
All other	221		314		261		230		192

Total	$4,692		$4,971		$4,220		$4,353		$4,029

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)(2)

	Quarter ended Mar. 31						,
	2005			2004
			Interest			Interest
	Average	Yields/	income/	Average	Yields/	income/
(in millions)	balance	rates	expense	balance	rates	expense

EARNING ASSETS
Federal funds sold, securities purchased under resale agreements and other short-tem investments	$5,334	2.40%	$32	$3,509	1.15%	$10
Trading assets	5,525	3.22	44	5,946	2.29	34
Debt securities available for sale (3):
Securities of U.S. Treasury and federal agencies	930	3.93	9	1,224	4.16	12
Securities of U.S. states and political subdivisions	3,572	8.41	71	3,338	7.92	62
Mortgage-backed securities:
Federal agencies	20,079	6.01	291	20,635	6.01	298
Private collateralized mortgage obligations	3,993	5.44	53	2,713	5.29	35

Total mortgage-backed securities	24,072	5.91	344	23,348	5.93	333
Other debt securities (4)	3,388	7.20	57	3,543	7.60	60

Total debt securities available for sale (4)	31,962	6.26	481	31,453	6.24	467
Mortgages held for sale (3)	31,636	5.44	430	25,023	5.34	334
Loans held for sale (3)	9,062	5.02	112	7,911	3.19	63
Loans:
Commercial and commercial real estate:
Commercial	55,178	6.20	844	47,305	5.87	690
Other real estate mortgage	29,869	5.88	433	27,801	5.19	359
Real estate construction	9,178	6.08	138	8,264	4.94	101
Lease financing	5,126	6.14	79	5,053	6.51	82

Total commercial and commercial real estate	99,351	6.09	1,494	88,423	5.60	1,232
Consumer:
Real estate 1-4 family first mortgage	84,589	6.00	1,261	86,375	5.34	1,151
Real estate 1-4 family junior lien mortgage	53,059	6.01	787	38,328	5.10	486
Credit card	10,157	11.92	303	8,338	11.92	249
Other revolving credit and installment	35,887	8.95	793	32,477	9.03	730

Total consumer	183,692	6.91	3,144	165,518	6.34	2,616
Foreign	4,239	13.82	146	2,507	17.71	111

Total loans (5)	287,282	6.73	4,784	256,448	6.20	3,959
Other	1,726	4.32	19	1,754	3.55	15

Total earning assets	$372,527	6.42	5,902	$332,044	5.92	4,882

FUNDING SOURCES
Deposits:
Interest-bearing checking	$3,365	1.05	9	$2,962	.32	2
Market rate and other savings	127,346	1.04	325	117,373	.61	179
Savings certificates	19,487	2.48	119	19,495	2.25	109
Other time deposits	28,814	2.53	180	22,719	1.08	61
Deposits in foreign offices	10,095	2.38	59	7,171	1.04	19

Total interest-bearing deposits	189,107	1.48	692	169,720	.88	370
Short-term borrowings	25,434	2.38	149	25,630	.99	63
Long-term debt	75,680	3.08	579	64,416	2.33	375

Total interest-bearing liabilities	290,221	1.98	1,420	259,766	1.25	808
Portion of noninterest-bearing funding sources	82,306	—	—	72,278	—	—

Total funding sources	$372,527	1.55	1,420	$332,044	.98	808

Net interest margin and net interest income on a taxable-equivalent basis (6)		4.87%	$4,482		4.94%	$4,074

NONINTEREST-EARNING ASSETS
Cash and due from banks	$13,090			$13,152
Goodwill	10,657			10,394
Other	34,716			31,024

Total noninterest-earning assets	$58,463			$54,570

NONINTEREST-BEARING FUNDING SOURCES
Deposits	$81,649			$73,316
Other liabilities	20,739			18,572
Stockholders’ equity	38,381			34,960
Noninterest-bearing funding sources used to fund earning assets	(82,306)			(72,278)

Net noninterest-bearing funding sources	$58,463			$54,570

TOTAL ASSETS	$430,990			$386,614

(1)	Our average prime rate was 5.44% and 4.00% for the quarters ended March 31, 2005 and 2004, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 2.84% and 1.12% for the same quarters, respectively.
(2)	Interest rates and amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)	Yields are based on amortized cost balances computed on a settlement date basis.
(4)	Includes certain preferred securities.
(5)	Nonaccrual loans and related income are included in their respective loan categories.
(6)	Includes taxable-equivalent adjustments primarily related to tax-exempt income on certain loans and securities. The federal statutory tax rate was 35% for the periods presented.

Wells Fargo & Company and Subsidiaries
FIVE QUARTER OPERATING SEGMENT RESULTS (1)

	Quarter ended
	Mar. 31	,	Dec. 31	,	Sept. 30	,	June 30 ,	Mar. 31	,
(income/expense in millions, average balances in billions)	2005		2004		2004		2004	2004

COMMUNITY BANKING
Net interest income	$3,119		$3,145		$3,172		$2,987	$2,844
Provision for credit losses	203		232		199		213	214
Noninterest income	2,699		2,807		2,084		2,396	2,167
Noninterest expense	3,507		3,814		3,144		3,127	2,994

Income before income tax expense	2,108		1,906		1,913		2,043	1,803
Income tax expense	704		653		665		705	620

Net income	$1,404		$1,253		$1,248		$1,338	$1,183

Average loans	$192.6		$191.7		$189.9		$185.9	$180.3
Average assets	302.9		302.8		303.9		299.1	277.7
Average core deposits	206.2		204.0		199.6		198.9	188.3

WHOLESALE BANKING
Net interest income	$565		$557		$531		$559	$562
Provision for credit losses	4		11		10		18	23
Noninterest income	845		799		723		720	828
Noninterest expense	745		718		678		663	669

Income before income tax expense	661		627		566		598	698
Income tax expense	236		224		203		213	250

Net income	$425		$403		$363		$385	$448

Average loans	$59.5		$56.4		$53.7		$52.1	$50.3
Average assets	85.1		81.6		77.4		75.8	75.7
Average core deposits	25.6		26.1		25.3		25.9	24.7

WELLS FARGO FINANCIAL
Net interest income	$769		$754		$715		$680	$644
Provision for credit losses	378		222		199		209	167
Noninterest income	92		106		93		84	102
Noninterest expense	440		439		398		387	366

Income before income tax expense	43		199		211		168	213
Income tax expense	16		70		74		63	77

Net income	$27		$129		$137		$105	$136

Average loans	$35.2		$33.1		$30.7		$28.2	$25.8
Average assets	37.2		35.1		32.5		29.8	27.4
Average core deposits	—		.1		.1		.1	.1

OTHER (2)
Net interest income	$—		$—		—		$—	$—
Provision for credit losses	—		—		—		—	—
Noninterest income	—		—		—		—	—
Noninterest expense	—		—		—		176	—

Income (loss) before income tax expense (benefit)	—		—		—		(176)	—
Income tax expense (benefit)	—		—		—		(62)	—

Net income (loss)	$—		$—		$—		$(114)	$—

Average loans	$—		$—		$—		$—	$—
Average assets	5.8		5.8		5.8		5.8	5.8
Average core deposits	—		—		—		—	—

CONSOLIDATED COMPANY
Net interest income	$4,453		$4,456		$4,418		$4,226	$4,050
Provision for credit losses	585		465		408		440	404
Noninterest income	3,636		3,712		2,900		3,200	3,097
Noninterest expense	4,692		4,971		4,220		4,353	4,029

Income before income tax expense	2,812		2,732		2,690		2,633	2,714
Income tax expense	956		947		942		919	947

Net income	$1,856		$1,785		$1,748		$1,714	$1,767

Average loans	$287.3		$281.2		$274.3		$266.2	$256.4
Average assets	431.0		425.3		419.6		410.5	386.6
Average core deposits	231.8		230.2		225.0		224.9	213.1

(1)	The management accounting process measures the performance of the operating segments based on our management structure and is not necessarily comparable with other similar information for other financial services companies. We define our operating segments by product type and customer segment. If the management structure and/or the allocation process changes, allocations, transfers and assignments may change. Due to a change in first quarter 2005, results for prior periods have been restated.
(2)	The noninterest expense item for second quarter 2004 is a $176 million loss on debt extinguishment recorded at the enterprise level. Average assets consist of unallocated goodwill held at the enterprise level.

Wells Fargo & Company and Subsidiaries
FIVE QUARTER CONSOLIDATED MORTGAGE SERVICING (1)

	Quarter ended
	Mar. 31 ,	Dec. 31 ,	Sept. 30 ,	June 30 ,	Mar. 31 ,
(in millions)	2005	2004	2004	2004	2004

Mortgage servicing rights:
Balance, beginning of quarter	$9,466	$9,567	$10,100	$8,270	$8,848
Originations	385	369	465	597	338
Purchases	535	358	261	466	268
Amortization	(470)	(473)	(411)	(431)	(511)
Write-down	—	—	—	—	(169)
Other (includes changes in mortgage servicing rights due to hedging)	350	(355)	(848)	1,198	(504)

Balance, end of quarter	$10,266	$9,466	$9,567	$10,100	$8,270

Valuation allowance:
Balance, beginning of quarter	$1,565	$1,799	$1,588	$2,173	$1,942
Provision (reversal of provision) for mortgage servicing rights in excess of fair value	(271)	(234)	211	(585)	400
Write-down of mortgage servicing rights	—	—	—	—	(169)

Balance, end of quarter	$1,294	$1,565	$1,799	$1,588	$2,173

Mortgage servicing rights, net	$8,972	$7,901	$7,768	$8,512	$6,097

Ratio of mortgage servicing rights to related loans serviced for others	1.24%	1.15%	1.18%	1.37%	1.00%

	Mar. 31	,	Dec. 31	,	Sept. 30	,	June 30	,	Mar. 31	,
(in billions)	2005		2004		2004		2004		2004

Managed servicing portfolio:
Loans serviced for others	$724		$688		$659		$622		$609
Owned loans serviced (portfolio and held for sale)	116		117		118		127		116

Total owned servicing	840		805		777		749		725
Sub-servicing	33		27		32		32		28

Total managed servicing portfolio	$873		$832		$809		$781		$753

Weighted-average note rate (owned servicing only)	5.75%		5.75%		5.75%		5.75%		5.84%

(1)	Consists of residential and commercial mortgage servicing from all Wells Fargo channels.

Wells Fargo & Company and Subsidiaries
SELECTED FIVE QUARTER RESIDENTIAL MORTGAGE PRODUCTION AND SERVICING DATA

	Quarter ended
	Mar. 31	,	Dec. 31	,	Sept. 30	,	June 30	,	Mar. 31	,
(in billions)	2005		2004		2004		2004		2004

Application Data:
Wells Fargo Home Mortgage first mortgage quarterly applications	$91		$80		$83		$100		$119
Refinances as a percentage of applications	41%		44%		36%		33%		56%
Wells Fargo Home Mortgage first mortgage unclosed pipeline, at quarter end	$59		$50		$55		$57		$72

	Quarter ended
	Mar. 31	,	Dec. 31	,	Sept. 30	,	June 30	,	Mar. 31	,
(in billions)	2005		2004		2004		2004		2004

Residential Real Estate Originations: (1)
Quarter:
Wells Fargo Home Mortgage first mortgage loans:
Retail	$27		$30		$29		$45		$30
Correspondent/Wholesale	27		28		27		39		25
Home equity loans and lines	8		9		10		10		8
Wells Fargo Financial	3		2		2		2		2

Total	$65		$69		$68		$96		$65

Year-to-date	$65		$298		$229		$161		$65

(1)	Consists of residential real estate originations from all Wells Fargo channels.